UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): January 19, 2016

AVANT DIAGNOSTICS, INC.

(Exact name of registrant as specified in charter)

Nevada	000-54004	98-0599151
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

8561 East Anderson Drive, Suite 104

Scottsdale, AZ 85225

(Address of principal executive offices)

Registrant's telephone number, including area code: (480) 478-6660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Items.

On January 19, 2016, Avant Diagnostics, Inc. (the "Company") issued a press release announcing it has entered into a non-binding Letter of Intent to merge into, Amarantus Diagnostics, Inc., a wholly-owned subsidiary of Amarantus Bioscience Holdings, Inc.

A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Avant Diagnostics, Inc. Press Release, dated January 19, 2016.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANT DIAGNOSTICS, INC.

Date: January 26, 2016	By:	/s/ Gregg Linn
Gregg Linn
Chief Executive Officer